SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

CBOT HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-32650	36-4468986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd.

Chicago, Illinois 60604

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (312) 435-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 6, 2006, the Board of Directors of CBOT Holdings, Inc. (the “Company”) revised the Company’s director compensation policy. The revised CBOT Holdings, Inc. Director Compensation Policy is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

10.1	CBOT Holdings, Inc. Director Compensation Policy updated as of October 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBOT HOLDINGS, INC.

Date: October 11, 2006	By:	/s/ Bernard W. Dan
	Name:	Bernard W. Dan
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	CBOT Holdings, Inc. Director Compensation Policy updated as of October 2006